UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2001

BIOJECT MEDICAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation)	0-15360 (Commission File Number)	93-1099680 (IRS Employer Identification No.)

7620 S.W. Bridgeport Road, Portland, OR (Address of principal executive offices)	97224 (Zip Code)

Registrant’s telephone number, including area code: (503) 639-7221

No Change
(Former name or former address, if changed since last report)

Item 5. Other Events

         Attached to this Form 8-K as Exhibit 99.1 and incorporated into this Form 8-K by reference is the company’s press release dated December 14, 2001 announcing a settlement agreement with Elan Corporation plc.

Item 7. Financial Statements and Exhibits

                  (c)       Exhibits.

                              99.1      Press release dated December 14, 2001.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: December 14, 2001.

BIOJECT MEDICAL TECHNOLOGIES, INC.

By:/s/Christine M. Farrell

Christine M. Farrell

Controller and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated December 14, 2001.